UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 30, 2026
(Date of earliest event reported)

BBCMS Mortgage Trust 2026-5C41
(Central Index Key Number 0002130435)

(Exact name of issuing entity)

Barclays Capital Real Estate Inc.
(Central Index Key Number 0001549574)

(Exact name of sponsor as specified in its charter)

BSPRT CMBS Finance, LLC

(Central Index Key Number 0001722518)

(Exact name of sponsor as specified in its charter)

Zions Bancorporation, N.A.

(Central Index Key Number 0000109380)

(Exact name of sponsor as specified in its charter)

KeyBank National Association

(Central Index Key Number 0001089877)
(Exact name of sponsor as specified in its charter)

Citi Real Estate Funding Inc.

(Central Index Key Number 0001701238)

(Exact name of sponsor as specified in its charter)

Starwood Mortgage Capital LLC

(Central Index Key Number 0001548405)

(Exact name of sponsor as specified in its charter)

Societe Generale Financial Corporation

(Central Index Key Number 0001755531)

(Exact name of sponsor as specified in its charter)

Wells Fargo Bank, National Association

(Central Index Key Number 0000740906)

(Exact name of sponsor as specified in its charter)

UBS AG New York Branch

(Central Index Key Number 0001685185)

(Exact name of sponsor as specified in its charter)

Barclays Commercial Mortgage Securities LLC
(Central Index Key Number 0001541480)

(Exact name of registrant as specified in its charter)

Delaware	333-286968-07	27-010880
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

745 Seventh Avenue
New York, New York	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code      (212) 412-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 8.01.	Other Events.

On April 30, 2026, Barclays Capital Inc. (“Barclays”), Citigroup Global Markets Inc. (“CGMI”), SG Americas Securities, LLC (“SGAS”), UBS Securities LLC (“UBS Securities”), Wells Fargo Securities, LLC (“WFS”), KeyBanc Capital Markets Inc. (“KeyBanc”), Academy Securities, Inc. (“Academy”) and Mischler Financial Group, Inc. (“Mischler” and, together in such capacity with Barclays, CGMI, SGAS, UBS Securities, WFS, KeyBanc and Academy, the “Underwriters”) entered into an agreement with Barclays Commercial Mortgage Securities LLC (the “Registrant”) and Barclays Capital Real Estate Inc. (“BCRE”), dated as of April 30, 2026 (the “Underwriting Agreement”), an executed version of which is attached hereto as Exhibit 1.1, with respect to the sale of the Public Certificates (as defined below) scheduled to occur on May 21, 2026 (the “Closing Date”). The Public Certificates will have an aggregate initial principal amount of $472,934,000.

The Registrant also entered into an agreement to sell the Private Certificates, having an aggregate initial principal amount of $60,701,596, to Barclays, CGMI, SGAS, UBS Securities, WFS, KeyBanc, Academy and Mischler (collectively in such capacity, the “Initial Purchasers”), pursuant to a certificate purchase agreement, dated as of April 30, 2026 (the “Certificate Purchase Agreement”), among the Registrant, BCRE and the Initial Purchasers. The Private Certificates will be sold in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) of the Act.

On the Closing Date, Barclays Commercial Mortgage Securities LLC (the “Depositor”) will cause the issuance of the BBCMS Mortgage Trust 2026-5C41, Commercial Mortgage Pass-Through Certificates, Series 2026-5C41 (the “Certificates”), pursuant to a pooling and servicing agreement, dated and effective as of May 1, 2026, an executed version of which is attached hereto as Exhibit 4.1 (the “Pooling and Servicing Agreement”), among the Registrant, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The Certificates will consist of the following classes, designated as (i) Class A-1, Class A-2, Class A-3, Class X-A, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) Class X-B, Class X-D, Class D, Class E-RR, Class F-RR, Class G-RR, Class J-RR and Class R Certificates (the “Private Certificates”).

Several Mortgage Loans that are among the assets of the Issuing Entity are part of a Whole Loan. Each Whole Loan is governed by a co-lender, intercreditor or similar agreement (each, an “Intercreditor Agreement”) between the holders of the promissory notes comprising such Whole Loan, the terms of which are described under “Description of the Mortgage Pool—The Whole Loans” in the Prospectus described below. Each Intercreditor Agreement is attached as an exhibit hereto as described in the following table. Moreover, certain of such Whole Loans will not be serviced pursuant to the Pooling and Servicing Agreement but will instead be serviced pursuant to a different servicing agreement (each, a “Non-Serviced PSA”). Each such Non-Serviced PSA is attached as an exhibit hereto as described in the following table. For a description of the servicing of the affected Whole Loans under such Non-Serviced PSAs, see “Pooling and Servicing Agreement—Servicing of the Non-Serviced Mortgage Loans” in the Prospectus described below.

Name of Mortgage Loan	Intercreditor Agreement	Non-Serviced PSA (if any)
Admiral’s Cove	4.6	N/A
Prospect Place Apartments	4.7	N/A
Compass Storage National Portfolio	4.8	4.2(1)
Renaissance Center Park	4.9	4.2
Marriott Savannah Riverfront	4.10	N/A(2)
Hunter Portfolio Tranche 2	4.11	N/A
The Towers at Cupertino City Center	4.12	N/A(2)
HKB Portfolio	4.13	4.3
535 & 545 5th Avenue	4.14	4.4
Fairfield Inn by Marriott Central Park	4.15	4.5
(1)	The subject Whole Loan will be serviced under the pooling and servicing agreement attached as Exhibit 4.2 until the securitization of the applicable controlling pari passu companion loan.
(2)	The subject Whole Loan will be serviced under the Pooling and Servicing Agreement until the securitization of the applicable controlling pari passu companion loan, after which the subject Whole Loan will be serviced pursuant to the pooling and servicing agreement for such securitization. That pooling and servicing agreement will be identified and filed on a Form 8-K following such securitization.

KeyBank National Association will be appointed as a primary with respect to five (5) Mortgage Loans, representing approximately 9.6% of the initial pool balance, pursuant to that certain Primary Servicing Agreement, dated as of May 1, 2026 and attached hereto as Exhibit 4.16, by and between Trimont LLC, as master servicer, and KeyBank National Association, as primary servicer, the terms of which agreement are described in the Depositor’s Prospectus dated May 1, 2026 and as filed with the Securities and Exchange Commission on May 4, 2026 (the “Prospectus”) under “Transaction Parties—The Primary Servicer and Non-Serviced Master Servicer—Summary of the KeyBank Primary Servicing Agreement”.

The Certificates represent, in the aggregate, the entire beneficial ownership in BBCMS Mortgage Trust 2026-5C41 (the “Issuing Entity”), a common law trust fund to be formed on May 21, 2026 under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of thirty-three commercial, multifamily and/or manufactured housing community mortgage loans (the “Mortgage Loans”). The Mortgage Loans will be acquired by the Registrant from (i) BCRE pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.1 and dated and effective as of May 21, 2026, between the Registrant and BCRE (the “Barclays Mortgage Loan Purchase Agreement”), (ii) BSPRT CMBS Finance, LLC (“BSPRT”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.2 and dated and effective as of May 21, 2026, among the Registrant, Franklin BSP Realty Trust, Inc. and BSPRT (the “BSPRT Mortgage Loan Purchase Agreement”), (iii) Zions Bancorporation, N.A. (“Zions”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.3 and dated and effective as of May 21, 2026, between the Registrant and Zions (the “Zions Mortgage Loan Purchase Agreement”), (iv) KeyBank National Association (“KeyBank”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.4 and dated and effective as of May 21, 2026, between the Registrant and KeyBank (the “KeyBank Mortgage Loan Purchase Agreement”), (v) Citi Real Estate Funding Inc. (“CREFI”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.5 and dated and effective as of May 21, 2026, between the Registrant and CREFI (the “CREFI Mortgage Loan Purchase Agreement”), (vi) Starwood Mortgage Capital LLC (“Starwood”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.6 and dated and effective as of May 21, 2026, between the Registrant and Starwood (the “Starwood Mortgage Loan Purchase Agreement”), (vii) Societe Generale Financial Corporation (“SGFC”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.7 and dated and effective as of May 21, 2026, between the Registrant and SGFC (the “SGFC Mortgage Loan Purchase Agreement”), (viii) Wells Fargo Bank, National Association (“WFBNA”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.8 and dated and effective as of May 21, 2026, between the

Registrant and WFBNA (the “WFBNA Mortgage Loan Purchase Agreement”) and (ix) UBS AG New York Branch (“UBS”) pursuant to a Mortgage Loan Purchase Agreement, attached hereto as Exhibit 99.9 and dated and effective as of May 21, 2026, between the Registrant and UBS (the “UBS Mortgage Loan Purchase Agreement”).

The Public Certificates and the Mortgage Loans are more particularly described in the prospectus, dated May 1, 2026 (the “Prospectus”) and as filed with the Securities and Exchange Commission on May 4, 2026. In connection with such Prospectus, the Chief Executive Officer of the Registrant has provided the certification attached hereto as Exhibit 36.1 and dated as of May 1, 2026.

The related registration statement (file no. 333-286968) was originally declared effective on May 23, 2025.

Item 9.01.	Financial Statements, Pro Forma Financial Information and Exhibits.
(d)	Exhibits
Exhibit No.	Description
Exhibit 1.1	Underwriting Agreement, dated as of April 30, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Barclays Capital Inc., Citigroup Global Markets Inc., SG Americas Securities, LLC, UBS Securities LLC, Wells Fargo Securities, LLC, KeyBanc Capital Markets Inc., Academy Securities, Inc. and Mischler Financial Group, Inc., as underwriters, and Barclays Capital Real Estate Inc.
Exhibit 4.1	Pooling and Servicing Agreement, dated and effective as of May 1, 2026, among Barclays Commercial Mortgage Securities LLC, as depositor, Trimont LLC, as master servicer, CWCapital Asset Management LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator, Deutsche Bank National Trust Company, as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.2	Pooling and Servicing Agreement, dated as of March 1, 2026, among BMO Commercial Mortgage Securities LLC, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, CWCapital Asset Management LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations Reviewer, and Computershare Trust Company, National Association, as certificate administrator and as trustee.
Exhibit 4.3	Pooling and Servicing Agreement, dated and effective as of March 1, 2026, among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, Torchlight Loan Services, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.
Exhibit 4.4	Pooling and Servicing Agreement, dated as of February 1, 2026, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, Rialto Capital Advisors, LLC, as special servicer, Computershare Trust Company, National Association, as trustee, certificate administrator, paying agent and custodian, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer.
Exhibit 4.5	Pooling and Servicing Agreement, dated as of December 1, 2025, among Citigroup Commercial Mortgage Securities Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and as special servicer, Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer, Citibank, N.A., as certificate administrator, and Wilmington Savings Fund Society, FSB, as trustee.

Exhibit 4.6	Co-Lender Agreement, dated as of February 9, 2026, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, BSPRT CMBS Finance, LLC, as Initial Agent, and BSPRT CMBS Finance, LLC, as Initial Note A-2 Holder.
Exhibit 4.7	Agreement Between Note Holders, dated as of April 17, 2026, by and between Zions Bancorporation, N.A., as Initial Note A-1 Holder, Zions Bancorporation, N.A., as Initial Agent, Zions Bancorporation, N.A., as Initial Note A-2 Holder, and Zions Bancorporation, N.A., as Initial Note A-3 Holder.
Exhibit 4.8	Co-Lender Agreement, dated as of March 3, 2026, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, as Initial Agent, as Initial Note A-2 Holder, as Initial Note A-3 Holder, and as Initial Note A-4 Holder.
Exhibit 4.9	Co-Lender Agreement, dated as of February 4, 2026, by and between BSPRT CMBS Finance, LLC, as Initial Note A-1 Holder, as Initial Agent, as Initial Note A-2 Holder, as Initial Note A-3 Holder, as Initial Note A-4 Holder, as Initial Note A-5 Holder, and as Initial Note A-6 Holder.
Exhibit 4.10	Agreement Between Note Holders, dated as of March 26, 2026, by and between Barclays Capital Real Estate Inc., as Initial Agent, as Note A-1 Holder, as Note A-2 Holder and Note A-3 Holder.
Exhibit 4.11	Agreement Between Note Holders, dated as of April 17, 2026, by and between Barclays Capital Real Estate Inc., as Initial Agent, as Note A-1 Holder and as Note A-2 Holder.
Exhibit 4.12	Agreement Between Note Holders, dated as of February 20, 2026, by and between Wells Fargo Bank, National Association, as Initial Note A-1 Holder, as Initial Agent, and Wells Fargo Bank, National Association, as Initial Note A-2 Holder.
Exhibit 4.13	Agreement Between Note Holders, dated as of February 17, 2026, by and between Barclays Capital Real Estate Inc., as Initial Agent, as Initial Note A-1 Holder, and Barclays Capital Real Estate Inc., as Initial Note A-2 Holder.
Exhibit 4.14	Co-Lender Agreement, dated as of January 9, 2026, between DBR Investments Co. Limited, as Note A-1 Holder, Note A-2 Holder, Note A-3 Holder, Note A-4 Holder, Note A-5 Holder, Note A-6 Holder and Note A-7 Holder, and Societe Generale Financial Corporation, as Note A-8 Holder, Note A-9 Holder, Note A-10 Holder, Note A-11 Holder and Note A-12 Holder.
Exhibit 4.15	Co-Lender Agreement, dated as of December 6, 2025, by and between Citi Real Estate Funding Inc., as Initial Note A-1 Holder, as Initial Agent, and Citi Real Estate Funding Inc., as Initial Note A-2 Holder.
Exhibit 4.16	Primary Servicing Agreement, dated as of May 1, 2026, between Trimont LLC, as master servicer, and KeyBank National Association, as primary servicer.
Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated May 1, 2026.

Exhibit 99.1	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Barclays Capital Real Estate Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.2	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, among BSPRT CMBS Finance, LLC, as seller, Franklin BSP Realty Trust, Inc. and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.3	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Zions Bancorporation, N.A., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.4	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between KeyBank National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.5	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Citi Real Estate Funding Inc., as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.6	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Starwood Mortgage Capital LLC, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.7	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Societe Generale Financial Corporation, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.8	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between Wells Fargo Bank, National Association, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.
Exhibit 99.9	Mortgage Loan Purchase Agreement, dated and effective as of May 21, 2026, between UBS AG New York Branch, as seller, and Barclays Commercial Mortgage Securities LLC, as purchaser.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Barclays Commercial Mortgage Securities LLC
(Registrant)

By:	/s/ Daniel Schmidt
	Name:	Daniel Schmidt
	Title:	Chief Executive Officer